John Hancock Investment Trust II

Supplement dated July 1, 2014 to the current Summary Prospectus dated March 1, 2014

John Hancock Financial Industries Fund (the “fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus dated as noted above.

At a meeting held on June 23-25, 2014, the fund’s Board of Trustees approved revisions to the fund’s 80% investment policy of investing in U.S. and foreign financial services companies as set forth below that will take effect September 1, 2014. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size.

Effective on September 1, 2014, the Summary Prospectus is hereby amended as follows:

In the “Principal investment strategies” section, the first, second and third paragraphs are revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size. These companies include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies, and financial holding companies. Equity securities include, but are not limited to, common and preferred stock and their equivalents, such as publicly-traded limited partnerships, depositary receipts, rights, and warrants.

In managing the fund, the subadvisor focuses primarily on equity securities selection rather than industry allocation.

In choosing individual equity securities, the subadvisor uses fundamental financial analysis to identify securities that appear comparatively undervalued. The subadvisor generally gathers information about companies from interviews and company visits.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.